                                 [COVER IMAGE]

                                      AIM
                            GLOBAL UTILITIES FUND





[AIM LOGO APPEARS HERE]                ANNUAL REPORT           DECEMBER 31, 1998



                 INVEST WITH DISCIPLINE--Registered Trademark--

                                [ COVER IMAGE ]

                    ----------------------------------------

                      TULIP FIELDS AND WINDMILL IN HOLLAND

                       BY CLAUDE MONET (1840-1926, FRENCH)

              STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING

           IN THE AIR, WINDMILLS HAVE PLAYED AN IMPORTANT PART IN THE

         HISTORIC AND ECONOMIC DEVELOPMENT OF CIVILIZATIONS THROUGH THE

             CENTURIES. LIKE THEIR PREDECESSORS, TODAY'S NETWORK OF

              GLOBAL UTILITIES ENABLES OUR CONTINUING ADVANCEMENT.

                    ----------------------------------------


AIM Global Utilities Fund is for shareholders who seek high current income and capital appreciation through a portfolio primarily of common and preferred stocks of public utility companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended December 31, 1998, the Fund paid distributions of $1.26 per share for Class A shares, $1.12 for Class B shares, and $1.12 for Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.
o The Lipper Utility Fund Index is an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
       OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
            OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                      LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                           AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
    [PHOTO OF       concerns produced by financial crises in Asia during 1997,
   Charles T.       and this optimism early in 1998 led several market indexes
     Bauer,         to all-time highs in spring and early summer. However, the
  Chairman of       year was to bring two particularly serious financial shocks,
  the Board of      first the debt default by Russia, and later the gathering
    THE FUND        crisis in Brazil, which devalued its currency shortly after
  APPEARS HERE]     the fiscal year closed. The result was another year of
                    significant market volatility.
                        Optimism yielded to pessimism over the summer as global
                    financial crises precipitated a worldwide loss of confidence that affected even previously high-flying U.S. blue chips and market-leading European stocks. The deep market correction bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                        Beginning in late September, the U.S. Federal Reserve
                    Board intervened to pump liquidity and confidence into
markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, equities were again rallying. Of course, not all markets rebounded into positive territory. Europe and the U.S. regained their market leadership, but investors in most emerging markets suffered serious financial loss over the year.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site. We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     --------------------------------------
                              . . . WE ARE PLEASED

                          TO NOTE THAT MOST MUTUAL FUND

                           SHAREHOLDERS REMAINED COOL

                         HEADED AND DID NOT PULL OUT OF

                            THE MARKETS DURING 1998.
                     --------------------------------------

                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

AIM GLOBAL UTILITIES FUND POSTS SOLID
RETURNS IN VOLATILE MARKET

THE MARKET EXPERIENCED ALL-TIME HIGHS AND ONE OF ITS MOST VICIOUS CORRECTIONS DURING 1998. HOW DID AIM GLOBAL UTILITIES FUND PERFORM IN THIS UNSETTLING ENVIRONMENT?
AIM Global Utilities Fund continued to benefit from weakening market conditions during the past year as investors sought the relative safety and income potential of investments in utilities. For the fiscal year ended December 31, 1998, total return was 16.01% for Class A shares, 15.14% for Class B shares, and 15.09% for Class C shares. This was competitive with the 18.40% return of the Lipper Utility Fund Index, and with the 18.88% return of the Dow Jones Average of 15 Utilities. During the reporting period, net assets under management grew approximately $37 million for a total of $311.5 million at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS SINCE YOUR JUNE REPORT TO SHAREHOLDERS?
Currency collapse halted the performance of markets worldwide during the second half of 1998. Beginning in July, the second wave of "Asian contagion," sparked by devalued currencies and billions in bad loans, quickly caused fears of deflation around the globe. A month later, Russia's default on its government debt and the failure of several highly leveraged U.S. hedge funds brought more trouble in the third quarter. The ensuing "flight to quality" further devastated equity markets as investors rushed to large-cap equities and government securities for their relative safety.
    The Federal Reserve Board (the Fed) announced the first of three interest rate cuts in September, hoping to shelter the U.S. from a potential global recession. Boosted by the Fed easing, the U.S. markets halted their downturn and rebounded. Many securities that had experienced losses earlier in the year recovered and posted gains. At the close of the fiscal year, U.S. markets had once again reached new highs, marking 1998 as the unprecedented fourth year of double-digit gains for market indexes such as the S&P 500.

HOW DID THE FUND FARE IN THIS VOLATILE PERIOD?
As the stock market swooned, nervous investors looked to the stability, liquidity and consistent cash flows of utilities. This resulted in solid performance for the Fund. While domestic utilities held their own and even outperformed large-cap stocks, earnings of foreign utilities in lesser developed countries suffered as a result of global currency problems. During the "flight to quality," the Fund's smaller-capitalization telecommunications holdings, particularly competitive local exchange carriers (CLECs), were hit hard as investors went after the more stable, large-cap equities. Despite this pullback, we believe that growth potential in this industry remains positive for the near term. The Fund benefited when CLECs rebounded significantly in the fourth quarter of 1998.

HOW HAVE YOU MANAGED THE FUND DURING THE FISCAL YEAR?
We continued to manage the Fund with our disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market. Given the compelling growth prospects for communications-related businesses, the Fund had approximately 40% of its total net assets invested in the telephone, telecommunications, and communications equipment industries, as of December 31, 1998.
    We ended the year with 70.57% of the Fund's total investments in the United States. Europe continued to be the Fund's largest overseas region, representing almost 24% of the portfolio. In the wake of economic difficulties in developing markets, we no longer have holdings Latin America.

THE TELEPHONE INDUSTRY REMAINED A MAJOR COMPONENT OF THE FUND'S PORTFOLIO. HOW DID THIS INDUSTRY PERFORM DURING THE FISCAL YEAR?
The $103-billion local telephone industry continued to perform well in a deregulated market, spurred by technological advances and increased competition. Several mergers and acquisitions were announced in 1998, as local telephone companies gained market shares by buying customers rather than building new networks. Century Telephone Enterprises, one of the Fund's top holdings, has grown through acquisitions from a 75-line local telephone company to a local-exchange telephone service provider in 21 states and an Internet provider in seven states. The company reported robust earnings in

                    ----------------------------------------

                          AS THE STOCK MARKET SWOONED,

                        NERVOUS INVESTORS LOOKED TO THE

                      STABILITY, LIQUIDITY AND CONSISTENT

                            CASH FLOWS OF UTILITIES.

                    ----------------------------------------

                    ----------------------------------------

                        WE CONTINUED TO MANAGE THE FUND

                     WITH OUR DISCIPLINED, EARNINGS-DRIVEN

                        STOCK SELECTION PROCESS, LOOKING

                       AT THE UNDERLYING FUNDAMENTALS OF

                         INDIVIDUAL COMPANIES, NOT THE

                                OVERALL MARKET.

                    ----------------------------------------

          See important Fund and index disclosures inside front cover.

                           AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

===================================================================================================================================
Top 10 Equity Holdings                               Top 10 Industries                                 Top 10 Countries
-----------------------------------------------------------------------------------------------------------------------------------
  1. SBC Communications, Inc.        2.55%             1. Electric Companies           31.24%            1. United States    70.57%
  2. Ameritech Corp.                 2.39              2. Telephone                    21.23             2. United Kingdom    6.50
  3. MCI WorldCom, Inc.              2.27              3. Natural Gas                  10.89             3. Italy             4.84
  4. Telecom Italia S.p.A.           2.16              4. Telecommunications            9.72             4. Canada            4.21
  5. Williams Companies. Inc. (The)  2.10                 (Long Distance)                                5. Spain             3.00
  6. Cincinnati Bell, Inc.           1.94              5. Communications Equipment      5.29             6. Portugal          2.16
  7. National Grid Group PLC         1.84              6. Power Producers (Independent) 3.58             7. France            1.38
  8. Lucent Technologies, Inc.       1.80              7. Telecommunications            3.27             8. Finland           1.18
  9. BellSouth Corp.                 1.77                 (Cellular/Wireless)                            9. Germany           1.04
 10. Century Telephone               1.72              8. Water Utilities               1.93            10. Switzerland       0.74
     Enterprise, Inc.                                  9. Manufacturing (Specialized)   1.85
                                                      10. Broadcasting                  1.59
                                                          (Television, Radio & Cable)


FOREIGN INVESTMENTS
29.31%

U.S. INVESTMENTS*
70.69%

*includes cash equivalents


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================

1998 and had one-year sales growth of 20.2%. Earlier in the year, SBC Communications, the Fund's largest holding as a percent of total net assets, agreed to buy Chicago-based Ameritech in an effort to create the United States' largest local telephone company. As of December 31, 1998, the Fund had 2.39% of its total net assets in Ameritech and should benefit from this merger.

WHERE ELSE HAVE YOU FOUND OPPORTUNITIES FOR GROWTH?
Industry analysts believe that the wireless communications industry still has a lot of room for growth. Currently, there are more than 50 million wireless phone users in the United States, representing a market penetration of only about 17%, and 180 million wireless customers worldwide, or about 3% market penetration. Lower calling prices and increased competition continue to drive domestic and international growth in this industry. According to Yankee Group, a Boston consulting firm, the number of wireless phone customers in the United States is expected to double in the next seven or eight years. At the close of the fiscal year, the telecommunications and communications equipment industries represented about 16% of the Fund's total net assets. We expect to increase holdings in these areas in the future.

WHAT IS YOUR OUTLOOK FOR UTILITIES IN 1999?
As deregulation of the U.S. electric industry becomes more of a reality, confidence in the stability of these utilities investments may not be as solid as it was in the past. With more competition, electric utility companies will have to spend money to retain their market share, increasing volatility in this market. However, mergers and acquisitions within this industry are likely and may offer attractive growth opportunities. One example is the recent acquisition of New England Electric System by U.K. transmission group National Grid. Given the Fund's sizable holding in this industry, we believe it should continue to benefit from future consolidation activities, as electric companies prepare to compete in new deregulated markets.
    Similarly, we remain positive about prospects from the privatization of government-owned utilities in international markets. For the near term, we expect growth to remain in telecommunications and telephone services. With a diversified portfolio of domestic and international holdings in these core industries, we believe the Fund is well-positioned to take advantage of these trends, while continuing to provide a level of relative safety.


          See important Fund and index disclosures inside front cover.

                           AIM GLOBAL UTILITIES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

                       YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL UTILITIES FUND VS. BENCHMARK INDEXES

12/31/88--12/31/98

--------------------------------------------------------------------------------
                   AIM          S&P 500        Dow Jones
          Global Utilities Fund  Index          Average
              Class A Shares                of 15 Utilities
--------------------------------------------------------------------------------
                                In Thousands
12/31/88           9450          10000           10000

12/31/89          12862          13164           13533

12/31/90          12479          12756           12921

12/31/91          15430          16635           14871

12/31/92          16653          17901           15468

12/31/93          18704          19703           16951

12/31/94          16541          19962           14395

12/31/95          21184          27457           19027

12/31/96          24124          33752           20754

12/31/97          29842          45018           25515

12/31/98          34615          57881           30263


================================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

Source: Towers Data Systems HYPO--Registered Trademark--

================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES

   10 Years                        13.22%
    5 Years                        11.83
    1 Year                          9.63*

CLASS B SHARES

Since Inception (9/1/93)           10.16%
    5 Years                        11.97
    1 Year                         10.14**

CLASS C SHARES

Since Inception (8/4/97)           18.04%
    1 Year                         14.09***

*16.01%, excluding sales charges
**15.14%, excluding CDSC
***15.09%, excluding CDSC
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 12/31/88 to 12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. Market indexes such as the S&P 500 and Dow Jones Average of 15 Utilities are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 is a broad equities index that does not include many utility stocks.


                           AIM GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-50.44%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.62%

Univision Communications Inc.(a)         53,000   $  1,917,938
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.08%
ANTEC Corp.(a)                           45,000        905,625
--------------------------------------------------------------
Carrier Access Corp.(a)                  49,700      1,711,544
--------------------------------------------------------------
Lucent Technologies, Inc.                51,100      5,621,000
--------------------------------------------------------------
Tellabs, Inc.(a)                         20,000      1,371,250
--------------------------------------------------------------
                                                     9,609,419
--------------------------------------------------------------

ELECTRIC COMPANIES-18.03%

Allegheny Energy, Inc.                   82,100      2,832,450
--------------------------------------------------------------
BEC Energy                               40,000      1,647,500
--------------------------------------------------------------
Carolina Power & Light Co.               48,800      2,296,650
--------------------------------------------------------------
Cinergy Corp.                            57,000      1,959,375
--------------------------------------------------------------
CMS Energy Corp.                         18,000        871,875
--------------------------------------------------------------
DQE, Inc.                                76,500      3,361,219
--------------------------------------------------------------
Edison International                    133,000      3,707,375
--------------------------------------------------------------
Energy East Corp.                        75,000      4,237,500
--------------------------------------------------------------
FPL Group, Inc.                          63,000      3,882,375
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 21,000      1,161,563
--------------------------------------------------------------
New Century Energies, Inc.               52,000      2,535,000
--------------------------------------------------------------
Niagara Mohawk Power Corp.(a)           161,000      2,596,125
--------------------------------------------------------------
NIPSCO Industries, Inc.                 134,000      4,078,625
--------------------------------------------------------------
Pinnacle West Capital Corp.             121,000      5,127,375
--------------------------------------------------------------
Public Service Company of New
  Mexico                                110,000      2,248,125
--------------------------------------------------------------
Sierra Pacific Resources                 45,500      1,729,000
--------------------------------------------------------------
Southern Co.                            130,000      3,778,125
--------------------------------------------------------------
Teco Energy, Inc.                       137,000      3,861,688
--------------------------------------------------------------
Texas Utilities Co.                      60,000      2,801,250
--------------------------------------------------------------
Unicom Corp.                             38,000      1,465,375
--------------------------------------------------------------
                                                    56,178,570
--------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.42%

Quanta Services, Inc.(a)                 60,000      1,323,750
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.38%

Superior TeleCom Inc.                    59,000      2,787,750
--------------------------------------------------------------
USEC Inc.                               110,000      1,526,250
--------------------------------------------------------------
                                                     4,314,000
--------------------------------------------------------------

NATURAL GAS-4.33%

Columbia Energy Group                    33,000      1,905,750
--------------------------------------------------------------
Energen Corp.                            29,600        577,200
--------------------------------------------------------------
Enron Corp.                              25,000      1,426,563
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

NATURAL GAS-(CONTINUED)

KN Energy, Inc.                          54,600   $  1,986,075
--------------------------------------------------------------
Public Service Co. of North
  Carolina, Inc.                         40,000      1,040,000
--------------------------------------------------------------
Williams Companies, Inc. (The)          209,900      6,546,256
--------------------------------------------------------------
                                                    13,481,844
--------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-1.14%

AES Corp.(a)                             28,400      1,345,450
--------------------------------------------------------------
CalEnergy Co., Inc.(a)                   63,200      2,192,250
--------------------------------------------------------------
                                                     3,537,700
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.35%

Alexandria Real Estate Equities,
  Inc.                                   52,500      1,624,219
--------------------------------------------------------------
Boston Properties, Inc.                  48,000      1,464,000
--------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                    26,400        607,200
--------------------------------------------------------------
Golf Trust of America, Inc.              18,000        499,500
--------------------------------------------------------------
                                                     4,194,919
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.26%

Metzler Group, Inc.(a)                   16,800        817,950
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-5.56%

AT&T Corp.                               33,005      2,483,626
--------------------------------------------------------------
Global TeleSystems Group, Inc.(a)        14,600        813,950
--------------------------------------------------------------
IXC Communications, Inc.(a)              65,000      2,185,625
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                    98,526      7,069,240
--------------------------------------------------------------
Pacific Gateway Exchange, Inc.(a)        38,000      1,826,375
--------------------------------------------------------------
WinStar Communications, Inc.(a)          75,731      2,953,509
--------------------------------------------------------------
                                                    17,332,325
--------------------------------------------------------------

TELEPHONE-14.27%

Ameritech Corp.                         117,700      7,459,237
--------------------------------------------------------------
Bell Atlantic Corp.                      40,000      2,272,500
--------------------------------------------------------------
BellSouth Corp.                         110,800      5,526,150
--------------------------------------------------------------
Century Telephone Enterprises,
  Inc.                                   79,200      5,346,000
--------------------------------------------------------------
Cincinnati Bell, Inc.                   160,000      6,050,000
--------------------------------------------------------------
GTE Corp.                                36,600      2,468,212
--------------------------------------------------------------
McLeodUSA Inc.-Class A(a)                40,000      1,250,000
--------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(a)                        15,900        451,162
--------------------------------------------------------------
Qwest Communications
  International Inc.(a)                  75,000      3,750,000
--------------------------------------------------------------
SBC Communications, Inc.                148,000      7,936,500
--------------------------------------------------------------
US West, Inc.                            30,000      1,938,750
--------------------------------------------------------------
                                                    44,448,511
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $83,444,784)                           157,156,926
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

DOMESTIC CONVERTIBLE PREFERRED
  STOCKS-1.44%

NATURAL GAS-1.27%

El Paso Energy Cap Trust,
  Inc.-$2.375 Conv. Pfd.                 74,500   $  3,566,688
--------------------------------------------------------------
KN Energy, Inc.-$3.548 Conv. Pfd.        10,000        375,625
--------------------------------------------------------------
                                                     3,942,313
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.12%

WinStar Communications,
  Inc.-$3.50 Conv. Pfd.                   8,000        368,000
--------------------------------------------------------------

TELEPHONE-0.05%

NEXTLINK Communications, Inc.-$3.25 Conv.
  Pfd.(b)
  (Acquired 03/26/98; Cost
    $180,000)                             3,600        146,700
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $4,934,288)                                    4,457,013
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-24.80%

AUSTRALIA-0.30%

Telstra Corp. Ltd. (Telephone)          195,000        911,011
--------------------------------------------------------------

AUSTRIA-0.61%

Oesterreichische
  Elektrizitaetswirtschafts
  A.G.-Class A (Electric
  Companies)                             12,500      1,910,774
--------------------------------------------------------------

BELGIUM-0.66%

Electrabel S.A. (Electric
  Companies)                              4,700      2,054,125
--------------------------------------------------------------

BERMUDA-0.43%

Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(a)                           30,000      1,353,750
--------------------------------------------------------------

CANADA-1.93%

MetroNet Communications
  Corp.-Class B
  (Telecommunications)(a)                30,000      1,005,000
--------------------------------------------------------------
Teleglobe, Inc.
  (Telecommunications-Long
  Distance)                              43,500      1,566,000
--------------------------------------------------------------
TELUS Corp.
  (Telecommunications-Cellular &
  Wireless)                              95,000      2,017,975
--------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)                                   71,900      1,429,013
--------------------------------------------------------------
                                                     6,017,988
--------------------------------------------------------------

DENMARK-0.60%

Tele Danmark A.S.-ADR (Telephone)        27,500      1,866,562
--------------------------------------------------------------

FINLAND-1.18%

Fortum Corp. (Electric
  Companies)(a)                          70,450        428,519
--------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             23,200      2,794,150
--------------------------------------------------------------
Sonera Group OYj
  (Telecommunications-Cellular/Wireless)(a)(b)
  (Acquired 11/10/98; Cost
    $226,839)                            25,900        457,373
--------------------------------------------------------------
                                                     3,680,042
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FRANCE-0.99%

France Telecom S.A.-ADR
  (Communications Equipment)             39,000   $  3,078,563
--------------------------------------------------------------

GERMANY-1.04%

RWE A.G. (Electric Companies)            28,100      1,538,721
--------------------------------------------------------------
Viag A.G.
  (Manufacturing-Diversified)             2,900      1,700,253
--------------------------------------------------------------
                                                     3,238,974
--------------------------------------------------------------

GREECE-0.11%

Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)(a)(b)
  (Acquired 11/20/98; Cost
    $244,080)                            13,500        357,750
--------------------------------------------------------------

HUNGARY-0.41%

Magyar Tavkozlesi-ADR
  (Telecommunications-Long
  Distance)                              42,700      1,272,994
--------------------------------------------------------------

ITALY-4.84%

AEM S.p.A. (Electric
  Companies)(a)(b) (Acquired
  07/17/98; Cost $610,231)              645,000      1,547,422
--------------------------------------------------------------
Societa Nordelettrica S.p.A.
  (Electric Companies)                  570,000      2,521,147
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)      578,300    4,268,929
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       788,333      6,725,659
--------------------------------------------------------------
                                                    15,063,157
--------------------------------------------------------------

JAPAN-0.45%

Nippon Telegraph & Telephone
  Corp. (Telecommunications-Long
  Distance)                                  85        656,046
--------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp.-ADR
  (Telecommunications-Long
  Distance)                              20,000        750,000
--------------------------------------------------------------
                                                     1,406,046
--------------------------------------------------------------

NETHERLANDS-0.69%

Equant N.V.
  (Computers-Networking)(a)               9,900        671,343
--------------------------------------------------------------
Royal PTT Nederland N.V.-ADR
  (Telephone)                               542         27,235
--------------------------------------------------------------
TNT Post Group N.V.-ADR (Air
  Freight)                               44,727      1,453,622
--------------------------------------------------------------
                                                     2,152,200
--------------------------------------------------------------

PORTUGAL-2.16%

Electricidade de Portugal, S.A.
  (Electric Companies)                   32,000        705,170
--------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)          46,000      2,049,875
--------------------------------------------------------------
Portugal Telecom S.A.-ADR
  (Telephone)                            68,100      3,038,962
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/Wireless)        4,600      940,333
--------------------------------------------------------------
                                                     6,734,340
--------------------------------------------------------------

SPAIN-3.00%

Autopistas Concesionaria Espanola
  S.A. (Services-Commercial &
  Consumer)                              77,000      1,279,087
--------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                            233,000      4,354,297
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SPAIN-(CONTINUED)

Telefonica S.A.-ADR (Telephone)          27,336   $  3,700,612
--------------------------------------------------------------
                                                     9,333,996
--------------------------------------------------------------

SWITZERLAND-0.74%

Swisscom A. G. (Telephone)(a)             5,500      2,303,014
--------------------------------------------------------------

UNITED KINGDOM-4.66%

Hyder PLC (Water Utilities)              54,863        688,384
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                            131,526      1,048,652
--------------------------------------------------------------
PowerGen PLC (Electric Companies)       136,949      1,798,004
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             40,900      2,188,150
--------------------------------------------------------------
Scottish & Southern Energy PLC
  (Electric Companies)                  124,061      1,395,817
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            201,550      2,068,352
--------------------------------------------------------------
United Utilities PLC (Water
  Utilities)                            206,936      2,864,744
--------------------------------------------------------------
Yorkshire Water PLC (Water
  Utilities)                            270,407      2,471,641
--------------------------------------------------------------
                                                    14,523,744
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $41,051,157)                                  77,259,030
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT

DOMESTIC NON-CONVERTIBLE BONDS &
  NOTES-13.56%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.97%

Comcast Cable Communications,
  Unsec. Unsub. Notes, 6.20%,
  11/15/08                         $  2,000,000      2,039,960
--------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                       900,000        941,750
--------------------------------------------------------------
                                                     2,981,710
--------------------------------------------------------------

ELECTRIC COMPANIES-3.15%

Commonwealth Edison Co., First
  Mortgage Notes, 7.50%, 07/01/13     1,300,000      1,469,988
--------------------------------------------------------------
El Paso Electric Co., Sec. First Mortgage Bonds
  Series D, 8.90%, 02/01/06           1,425,000      1,605,263
--------------------------------------------------------------
  Series E, 9.40%, 05/01/11           1,900,000      2,157,583
--------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Series G Sr. Unsec. Notes,
  7.75%, 10/01/08                     1,900,000      2,076,890
--------------------------------------------------------------
Western Resources, Inc.,
  Sr. Unsec. Notes, 6.25%,
  8/15/03                             1,500,000      1,529,640
--------------------------------------------------------------
  Sr. Notes, 7.125%, 08/01/09           900,000        979,740
--------------------------------------------------------------
                                                     9,819,104
--------------------------------------------------------------

ENTERTAINMENT-0.40%

Time Warner, Inc., Deb., 9.125%,
  01/15/13                            1,000,000      1,257,610
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.47%

California Energy Co., Notes,
  10.25%, 01/15/04                    1,400,000      1,478,680
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

NATURAL GAS-3.80%

Dynegy Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                 $  1,400,000   $  1,381,394
--------------------------------------------------------------
Enron Corp., Sr. Sub. Deb.,
  6.75%, 07/01/05                     3,750,000      3,871,312
--------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                            1,000,000      1,005,000
--------------------------------------------------------------
KN Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                     3,000,000      3,165,450
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                            2,205,000      2,421,024
--------------------------------------------------------------
                                                    11,844,180
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.64%

Tennessee Gas Pipeline Co.,
  Bonds, 7.00%, 03/15/27              1,900,000      1,989,528
--------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-2.44%

AES Corp.
  Sr. Sub. Notes, 10.25%,
  07/15/06                              925,000      1,011,313
--------------------------------------------------------------
  Sr. Notes, 8.00%, 12/31/08          2,500,000      2,491,775
--------------------------------------------------------------
Indiana Michigan Power, Sec.
  Lease Obligation Bonds, 9.82%,
  12/07/22                            3,020,986      4,099,991
--------------------------------------------------------------
                                                     7,603,079
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.69%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                            1,850,000      2,134,234
--------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec.
  Notes, 6.875%, 11/15/28             3,000,000      3,126,480
--------------------------------------------------------------
                                                     5,260,714
--------------------------------------------------------------
    Total Domestic
      Non-Convertible Bonds &
      Notes (Cost $40,474,043)                      42,234,605
--------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS &
  NOTES-1.89%

COMPUTERS (HARDWARE)-1.33%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(b) (Acquired
  04/17/98-11/30/98; Cost
  $4,510,988)                         4,605,000      4,144,500
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.56%

Global Telesystems Group, Sr.
  Sub. Notes, 8.75%, 06/30/00           620,000      1,746,850
--------------------------------------------------------------
    Total Domestic Convertible
      Bonds & Notes (Cost
      $5,622,901)                                    5,891,350
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS &
  NOTES-2.28%(C)

CANADA-2.28%

Bell Canada (Telecommunications-
  Cellular/Wireless)
  Unsec. Deb., 10.875%,
  10/11/04     CAD                    1,700,000      1,407,132
--------------------------------------------------------------
  Series EW Deb., 8.80%, 08/17/05       950,000        738,069
--------------------------------------------------------------
Teleglobe Canada, Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03                     2,400,000      1,753,522
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

CANADA-(CONTINUED)

Trans-Canada Pipelines (Natural
  Gas)
  Unsec. Notes, 8.55%,
  02/01/06      CAD                $  2,150,000   $  1,638,342
--------------------------------------------------------------
  Series Q Deb., 10.625%,
    10/20/09                          1,750,000      1,576,441
--------------------------------------------------------------
    Total Foreign Non-Convertible
      Bonds & Notes (Cost
      $7,084,147)                                    7,113,506
--------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS &
  NOTES-2.23%(c)

FRANCE-0.39%

France Telecom (Telephone), Conv.
  Bonds, 2.00%, 01/01/04      FRF     6,455,040      1,228,450
--------------------------------------------------------------

UNITED KINGDOM-1.84%

National Grid Co. PLC (Electric
  Companies), Bonds, 4.25%,
  02/17/08           GBP              2,760,000   $  5,733,554
--------------------------------------------------------------
    Total Foreign Convertible
      Bonds & Notes (Cost
      $5,712,741)                                    6,962,004
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

REPURCHASE AGREEMENT-3.24%(d)

Goldman, Sachs & Co., 4.40%,
  01/04/99 (Cost $10,092,144)(e)   $ 10,092,144   $ 10,092,144
--------------------------------------------------------------
TOTAL INVESTMENT
  SECURITIES-99.88%                                311,166,578
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.12%                                    358,946
--------------------------------------------------------------
NET ASSETS-100.00%                                $311,525,524
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of these securities at 12/31/98 was $6,653,745 which represented 2.14% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 at $714,694,897.

Abbreviations:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $198,416,205)                              $311,166,578
---------------------------------------------------------
Receivables for:
  Fund shares sold                                276,166
---------------------------------------------------------
  Dividends and interest                        1,569,609
---------------------------------------------------------
Investment for deferred compensation plan          26,670
---------------------------------------------------------
Other assets                                       12,164
---------------------------------------------------------
    Total assets                              313,051,187
---------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                          933,957
---------------------------------------------------------
  Dividends                                        83,573
---------------------------------------------------------
  Deferred compensation                            26,670
---------------------------------------------------------
Accrued advisory fees                             145,219
---------------------------------------------------------
Accrued distribution fees                         250,821
---------------------------------------------------------
Accrued trustees' fees                              2,480
---------------------------------------------------------
Accrued transfer agent fees                        45,041
---------------------------------------------------------
Accrued operating expenses                         37,902
---------------------------------------------------------
    Total liabilities                           1,525,663
---------------------------------------------------------
Net assets applicable to shares outstanding  $311,525,524
=========================================================

NET ASSETS:

Class A                                      $196,665,324
=========================================================
Class B                                      $111,866,205
=========================================================
Class C                                      $  2,993,995
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         9,362,332
=========================================================
Class B                                         5,332,999
=========================================================
Class C                                           142,792
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.01
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.01
      divided by 94.50%)                     $      22.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.98
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.97
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $318,609 foreign
withholding tax)                              $ 5,939,307
---------------------------------------------------------
Interest                                        4,083,371
---------------------------------------------------------
    Total investment income                    10,022,678
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,652,662
---------------------------------------------------------
Administrative services fees                       85,383
---------------------------------------------------------
Custodian fees                                     85,708
---------------------------------------------------------
Trustees' fees                                     12,855
---------------------------------------------------------
Distribution fees -- Class A                      467,750
---------------------------------------------------------
Distribution fees -- Class B                    1,019,004
---------------------------------------------------------
Distribution fees -- Class C                       15,320
---------------------------------------------------------
Transfer agent fees -- Class A                    296,822
---------------------------------------------------------
Transfer agent fees -- Class B                    161,294
---------------------------------------------------------
Transfer agent fees -- Class C                      2,540
---------------------------------------------------------
Other                                              63,725
---------------------------------------------------------
    Total expenses                              3,863,063
---------------------------------------------------------
Less: Expenses paid indirectly                     (4,112)
---------------------------------------------------------
     Net expenses                               3,858,951
---------------------------------------------------------
Net investment income                           6,163,727
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION
  CONTRACTS:

Net realized gain from:
  Investment securities                        11,405,417
---------------------------------------------------------
  Foreign currencies                               49,691
---------------------------------------------------------
  Option contracts written                         11,841
---------------------------------------------------------
                                               11,466,949
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                        25,161,926
---------------------------------------------------------
  Foreign currencies                                5,695
---------------------------------------------------------
                                               25,167,621
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and option
       contracts written                       36,634,570
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $42,798,297
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                    1998            1997
                                                                ------------    ------------

OPERATIONS:

  Net investment income                                         $  6,163,727    $  6,278,999
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               11,466,949      10,202,494
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and option contracts                       25,167,621      36,469,056
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          42,798,297      52,950,549
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (4,323,452)     (4,517,536)
--------------------------------------------------------------------------------------------
  Class B                                                         (1,627,090)     (1,708,856)
--------------------------------------------------------------------------------------------
  Class C                                                            (23,697)         (2,079)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (7,225,608)        (99,987)
--------------------------------------------------------------------------------------------
  Class B                                                         (4,089,137)        (52,584)
--------------------------------------------------------------------------------------------
  Class C                                                           (109,604)           (629)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                            865,940     (15,436,814)
--------------------------------------------------------------------------------------------
  Class B                                                          8,749,835        (921,844)
--------------------------------------------------------------------------------------------
  Class C                                                          1,643,746       1,124,595
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    36,659,230      31,334,815
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            274,866,294     243,531,479
--------------------------------------------------------------------------------------------
  End of period                                                 $311,525,524    $274,866,294
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $198,796,429    $186,636,908
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                (68,800)         78,008
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts               46,323         567,427
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              112,751,572      87,583,951
--------------------------------------------------------------------------------------------
                                                                $311,525,524    $274,866,294
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1998 additional paid-in capital was increased by $900,000, undistributed net investment income was decreased by $336,296 and undistributed net realized gains was decreased by $563,704 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $85,383 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $295,741 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $467,750, $1,019,004 and $15,320, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $71,338 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $71,709 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $3,992 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,225 and $887, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,112 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $107,669,891 and $103,795,551, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $113,860,514
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (1,110,165)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $112,750,349
==========================================================

Cost of investments for tax purposes is $198,416,229.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                 1998                       1997
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A               2,025,020   $ 40,729,263   2,718,197   $46,163,286
--------------------------------------------------------------------------
  Class B               1,124,804     22,635,167     765,587    13,195,278
--------------------------------------------------------------------------
  Class C*                196,103      3,960,554      62,085     1,135,211
--------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                 520,447     10,555,882     237,293     4,070,874
--------------------------------------------------------------------------
  Class B                 246,404      4,994,635      87,895     1,505,898
--------------------------------------------------------------------------
  Class C*                  5,787        117,358          94         1,781
--------------------------------------------------------------------------
Reacquired:
  Class A              (2,500,981)   (50,419,205)  (3,882,294) (65,670,974)
--------------------------------------------------------------------------
  Class B                (935,494)   (18,879,967)   (924,101)  (15,623,020)
--------------------------------------------------------------------------
  Class C*               (120,588)    (2,434,166)       (689)      (12,397)
--------------------------------------------------------------------------
                          561,502   $ 11,259,521    (935,933)  $(15,234,063)
==========================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                        ----------------------
                                        NUMBER OF    PREMIUMS
                                        CONTRACTS    RECEIVED
                                        ----------   ---------
Beginning of period                          --      $     --
---------------------------------       -------      --------
Written                                     180        38,798
---------------------------------       -------      --------
Closed                                     (180)      (38,798)
---------------------------------       -------      --------
End of period                                --      $     --
=================================       =======      ========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                     CLASS A
                                                               ----------------------------------------------------
                                                                 1998       1997       1996       1995       1994
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  19.26   $  16.01   $  14.59   $  11.85   $  14.09
------------------------------------------------------------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                            0.48       0.47       0.55       0.55       0.59
------------------------------------------------------------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.53       3.26       1.43       2.71      (2.20)
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total from investment operations                               3.01       3.73       1.98       3.26      (1.61)
------------------------------------------------------------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                            (0.46)     (0.47)     (0.56)     (0.52)     (0.60)
------------------------------------------------------------   --------   --------   --------   --------   --------
  Distributions from net realized gains                           (0.80)     (0.01)        --         --         --
------------------------------------------------------------   --------   --------   --------   --------   --------
  Returns of capital                                                 --         --         --         --      (0.03)
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total distributions                                           (1.26)     (0.48)     (0.56)     (0.52)     (0.63)
------------------------------------------------------------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $  21.01   $  19.26   $  16.01   $  14.59   $  11.85
============================================================   ========   ========   ========   ========   ========
Total return(a)                                                   16.01%     23.70%     13.88%     28.07%    (11.57)%
============================================================   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $196,665   $179,456   $164,001   $170,624   $150,515
============================================================   ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            1.06%(b)   1.13%      1.17%      1.21%      1.18%
============================================================   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               2.39%(b)   2.79%      3.62%      4.20%      4.67%
============================================================   ========   ========   ========   ========   ========
Portfolio turnover rate                                              38%        26%        48%        88%       101%
============================================================   ========   ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $187,100,175.

                                                                                 CLASS B                             CLASS C
                                                             ------------------------------------------------   ----------------
                                                               1998      1997      1996      1995      1994      1998      1997
                                                             --------   -------   -------   -------   -------   -------   ------
Net asset value, beginning of period                         $  19.24   $ 16.01   $ 14.60   $ 11.84   $ 14.08   $ 19.24   $17.67
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
Income from investment operations:
  Net investment income                                          0.33      0.34      0.42      0.44      0.47      0.33     0.13
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.53      3.25      1.44      2.73     (2.19)     2.52     1.58
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
    Total from investment operations                             2.86      3.59      1.86      3.17     (1.72)     2.85     1.71
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
Less distributions:
  Dividends from net investment income                          (0.32)    (0.35)    (0.45)    (0.41)    (0.49)    (0.32)   (0.13)
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
  Distributions from net realized gains                         (0.80)    (0.01)       --        --        --     (0.80)   (0.01)
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
  Returns of capital                                               --        --        --        --     (0.03)       --       --
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
    Total distributions                                         (1.12)    (0.36)    (0.45)    (0.41)    (0.52)    (1.12)   (0.14)
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
Net asset value, end of period                               $  20.98   $ 19.24   $ 16.01   $ 14.60   $ 11.84   $ 20.97   $19.24
==========================================================   ========   =======   =======   =======   =======   =======   ======
Total return(a)                                                 15.14%    22.74%    12.98%    27.16%   (12.35)%   15.09%    9.74%
==========================================================   ========   =======   =======   =======   =======   =======   ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $111,866   $94,227   $79,530   $70,693   $42,568    $2,994   $1,183
==========================================================   ========   =======   =======   =======   =======   =======   ======
Ratio of expenses to average net assets                          1.81%(b)  1.91%     1.96%     1.97%     2.07%     1.81%(b) 1.90%(c)
==========================================================   ========   =======   =======   =======   =======   =======   ======
Ratio of net investment income to average net assets             1.64%(b)  2.01%     2.83%     3.44%     3.78%     1.64%(b) 2.02%(c)
==========================================================   ========   =======   =======   =======   =======   =======   ======
Portfolio turnover rate                                            38%       26%       48%       88%      101%       38%      26%
==========================================================   ========   =======   =======   =======   =======   =======   ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $101,900,371 and $1,531,963 for Class B and Class C, respectively.
(c) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Global Utilities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF TRUSTEES                                OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Carol F. Relihan                           Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                               Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley
President, Mercantile Bankshares                 Vice President                             State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                      Stuart W. Coco                             Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                        COUNSEL TO THE FUND
Formerly Member                                  Melville B. Cox
of the U.S. House of Representatives             Vice President                             Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
Carl Frischling                                  Karen Dunn Kelley                          1735 Market Street
Partner                                          Vice President                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 Jonathan C. Schoolar                       COUNSEL TO THE TRUSTEES
Robert H. Graham                                 Vice President
President and Chief Executive Officer                                                       Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Renee A. Friedli                           919 Third Avenue
                                                 Assistant Secretary                        New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.,     P. Michelle Grace                          DISTRIBUTOR
Commissioner, New York City Dept. for            Assistant Secretary
the Aging; and member of the Board of Directors                                             A I M Distributors, Inc.
Metropolitan Transportation Authority            Jeffrey H. Kupor                           11 Greenway Plaza
New York State                                   Assistant Secretary                        Suite 100
                                                                                            Houston, TX 77046
Lewis F. Pennock                                 Nancy L. Martin
Attorney                                         Assistant Secretary                        AUDITORS

Ian W. Robinson                                  Ofelia M. Mayo                             KPMG LLP
Consultant; Formerly Executive                   Assistant Secretary                        700 Louisiana
Vice President and                                                                          Houston, TX 77002
Chief Financial Officer                          Lisa A. Moss
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Kathleen J. Pflueger
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Samuel D. Sirko
Limited Partnership                              Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Global Utilities Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.4668, $0.3228, and $0.3228 per share, respectively, to shareholders during its tax year ended December 31, 1998. Of these amounts, 57.52% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $12,324,349 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

HOW AIM MAKES INVESTING
EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                          ---------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                          ---------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                    A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                 leadership in the mutual fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund              since 1976 and managed approximately $109
AIM Capital Development Fund                                                    billion in assets for more than 6.2 million
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS            shareholders, including individual investors,
AIM Mid Cap Equity Fund(2)(A)             AIM Advisor International Value Fund  corporate clients, and financial institutions,
AIM Select Growth Fund(3)                 AIM Asian Growth Fund                 as of December 31, 1998.
AIM Small Cap Growth Fund(2)(B)           AIM Developing Markets Fund(2)            The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund          AIM Europe Growth Fund(2)             is distributed nationwide, and AIM today is the
AIM Value Fund                            AIM European Development Fund         10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                       AIM International Equity Fund         assets under management, according to Strategic
                                          AIM Japan Growth Fund(2)              Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS                     AIM Latin American Growth Fund(2)
AIM Advisor Flex Fund                     AIM New Pacific Growth Fund(2)
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund              AIM Global Aggressive Growth Fund
AIM Balanced Fund                         AIM Global Growth Fund
AIM Basic Value Fund(2)(C)
AIM Charter Fund                          GLOBAL GROWTH & INCOME FUNDS
                                          AIM Global Growth & Income Fund(2)
INCOME FUNDS                              AIM Global Utilities Fund
AIM Floating Rate Fund(2)
AIM High Yield Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund II                    AIM Emerging Markets Debt Fund(2)(D)
AIM Income Fund                           AIM Global Government Income Fund(2)
AIM Intermediate Government Fund          AIM Global Income Fund
AIM Limited Maturity Treasury Fund        AIM Strategic Income Fund(2)

TAX-FREE INCOME FUNDS                     THEME FUNDS
AIM High Income Municipal Fund            AIM Global Consumer Products and Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Financial Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Health Care Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Infrastructure Fund(2)
                                          AIM Global Resources Fund(2)
                                          AIM Global Telecommunications Fund(2)
                                          AIM Global Trends Fund(2)(E)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.